SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

Filed by the Registrant [  ]

Filed by a Party Other than the Registrant [x]

Check the Appropriate Box:

[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by
 Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[x] Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

BOINGO WIRELESS, INC.
(Name of registrant as specified in its charter)

IDES CAPITAL MANAGEMENT LP
IDES CAPITAL OPPORTUNITIES FUND, LP
IDES CAPITAL ADVISORS LLC
IDES CAPITAL PARTNERS LP
IDES CAPITAL GP LLC
DIANNE MCKEEVER
ROBERT LONGNECKER
KAREN FINERMAN
BRADLEY STEWART
(Name of person(s) filing proxy statement, if other than the registrant)
Payment of Filing Fee (Check the Appropriate Box):

[x] No fee required.
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

[  ] Fee paid previously with preliminary materials:
[	] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement no.:
(3) Filing Party:
(4) Date Filed:

Ides Capital Management LP ("Ides Capital") together with the other participants named herein has made a definitive filing with the Securities and Exchange Commission of a proxy statement and accompanying GOLD proxy card to be used to solicit votes for the election of the individuals nominated by Robert Longnecker, a Partner and Director of Ides Capital, at the upcoming 2016 annual meeting of stockholders of Boingo Wireless, Inc.

Attached as Exhibit 99.1 hereto is an Investor Presentation issued by Ides Capital Management LP. This presentation has also been posted to www.okapivote.com/boingo.